Exhibit 10.10

FIRST AMENDMENT TO MASTER LAND AND BUILDING LEASE

THIS FIRST AMENDMENT TO MASTER LAND AND BUILDING LEASE (this “Amendment”) is made and entered into as of the 14 day of April, 2016 by and between PIPE PORTFOLIO OWNER EXCHANGE (MULTI) LP, a Delaware limited partnership (“Landlord”), and FORTERRA PIPE & PRECAST, LLC, a Delaware limited liability company, FORTERRA PRESSURE PIPE, INC., an Ohio corporation, FORTERRA CONCRETE PRODUCTS, INC., an Iowa corporation, and FORTERRA CONCRETE INDUSTRIES, INC., a Tennessee corporation (individually and collectively, jointly and severally, as co-tenants “Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Master Land and Building Lease, dated as of April 5, 2016 (the “Original Lease”, as amended hereby, and as further amended from time to time, the “Lease”), which Original Lease demises real estate, improvements and related fixtures more particularly described therein, under the terms and conditions more particular described therein; and

WHEREAS, Landlord and Tenant desire to add the Additional Demised Properties (as hereinafter defined) to the Original Lease, all as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. Definitions. All capitalized terms used but not otherwise defined herein shall have the same meanings as set forth in the Original Lease.

2. Recitals. The foregoing recitals are hereby incorporated into this Amendment by reference. As used in this Amendment, “Additional Demised Properties” means those certain properties listed on Exhibit A attached hereto and made a part hereof together with the Land and Improvements, but excluding any Tenant Equipment, thereon.

3. Lease Amendments. Effective as of the date of this Amendment, the Original Lease is hereby amended as follows:

(a) the definition of “Demised Properties” shall be amended to include the Additional Demised Properties;

(b) the initial Base Rent for the Demised Properties (including, without limitation, the Additional Demised Properties) as set forth in Section 3.02(b) of the Original Lease, shall be an amount equal to $14,339,761.00 per annum ($1,194,980.08 per month);

(c) the Replacement Cap example set forth in Section 31.01 of the Original Lease is revised to “up to fifteen (15) individual Demised Properties; but not more than an aggregate 1,225,901.60 rentable square feet of the Demised Properties”;

(d) the following shall be added to the Original Lease as a new Section 8.03(a):

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“Section 8.03 Elk River.

(a) Landlord and Tenant acknowledge and agree that (i) a portion of what is commonly referred to as Building 7 (including a conveyor belt, shelter, intake and silo) on that certain Demised Property located at 1340 6th Street, in Elk River, Minnesota (the “Elk River Property”), encroaches onto a property contiguous with the Elk River Property (the “Elk River Encroachment”, and such contiguous property, the “Neighboring Property”), which Elk River Encroachment is depicted on that certain survey of the Elk River Property, dated as of February 2, 2016, prepared by Ulteig Engineers, Inc., (ii) Landlord has an owner’s policy of title insurance issued by Stewart, which provides Landlord with insurance coverage for certain losses Landlord may incur as a result of Building 7 encroaching onto the Neighboring Property (the “Elk River Title Policy”), and (iii) if, at any time during the Lease Term, a third-party asserts its rights in and to the Neighboring Property, then either (a) if, as a result thereof, Building 7 must be relocated onto the Elk River Property, then Landlord shall file a claim against Stewart under its Elk River Title Policy upon receipt of any reasonable documentation that Landlord may need to receive from Tenant in order to file such claim (the “Elk River Supporting Documentation”), and Tenant shall move Building 7 onto the Elk River Property at Tenant’s sole cost and expense, subject to Tenant receiving any title insurance proceeds (or reimbursement from Landlord) due to Tenant as set forth herein; provided, that Landlord shall not be required to reimburse such costs in excess of the title insurance coverage amount that Landlord actually obtained under the Elk River Title Insurance Policy or (b) if such third-party agrees to permit Building 7 to perpetually remain on the Neighboring Property, subject to payment of a reasonable sum delivered to such third party as consideration for permitting Building 7 to perpetually remain on the Neighboring Property, such that, upon payment of such sum Building 7 will no longer be deemed to be an encroachment upon the Neighboring Property, then Tenant shall pay such sum to such third party and Landlord, Tenant and such third-party shall enter into an agreement, reasonably acceptable to each party thereto, permitting Building 7 to perpetually remain on the Neighboring Property. It being the intention of Landlord and Tenant that (y) if Building 7 must be moved onto the Elk River Property, then all proceeds received by Landlord resulting from a successful claim against Stewart under the Elk River Title Policy in connection with the Elk River Encroachment shall be promptly delivered to Tenant to cover any and all costs incurred by Tenant in connection with Tenant’s relocation of Building 7 pursuant to the terms of this Section 8.03, and any excess Elk River Title

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Policy insurance proceeds shall be retained by Landlord and (z) if Building 7 is permitted to remain on the Neighboring Property subject only to such third-party receiving a reasonable sum in exchange for permitting Building 7 to remain on the Neighboring Property, then Tenant shall be responsible for payment of such sum, without deduction or offset against Rent or any reimbursement thereof from Landlord.” Notwithstanding the foregoing, if Landlord fails to file a claim under clause (a) above within thirty (30) days after receipt of the Elk River Supporting Documentation and Tenant’s completion of the relocation of Building 7, then Tenant shall provide notice of such failure to Landlord (the “Elk River Notice”). If Landlord does not cure such failure by instituting a claim under its Elk River Title Insurance Policy, as required by clause (a) above, within fifteen (15) days after receipt of the Elk River Notice, then Tenant shall provide Landlord with a reasonably detailed invoice for all reasonable, actual out-of-pocket costs incurred by Tenant in connection with Tenant’s relocation of Building 7 (the “Elk River Invoice”), pursuant to the terms hereof, and Landlord shall reimburse Tenant for such costs within thirty (30) days after receipt of the Elk River Invoice; provided, that Landlord shall not be required to reimburse such costs in excess of the title insurance coverage amount that Landlord obtained under the Elk River Title Insurance Policy.”

(e) the following shall be added to the Original Lease as a new Section 8.03(b):

“(b) Landlord and Tenant acknowledge and agree that as of the date hereof, certain portions of the Elk River Property (including, but not limited to, that portion subject to the Elk River Encroachment), are not owned in fee by either Landlord or Tenant, which portions are more specifically set forth on Exhibit I attached hereto and made a part hereof (collectively, the “Remaining Elk River Property”), but are instead owned in fee, either directly or by operation of law, by the City of Elk River (the “City”) or a third party, and, due to an oversight by the City, were not deeded from the City to the fee owner of the remaining portions, of the Elk River Property prior to the date hereof. The City is currently working to rectify this situation, and Tenant hereby covenants that if all or any portion of the Remaining Elk River Property is either deeded by the City to Tenant (as the prior fee owner of the Elk River Property) or Tenant is deemed to be the fee owner of all or any portion of the Remaining Elk River Property through a successful quite title action, then Tenant shall promptly transfer all or such portion of the Remaining Elk River Property to Landlord by executing a deed substantially similar to the deed received by Tenant conveying such Remaining Elk River Property (or applicable portion thereof) to Landlord which deed shall be in a form

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sufficient for such deed to be recorded in the applicable real property records where the Elk River Property is located, all to be done at Tenant’s sole cost and expense. Tenant shall use commercially reasonable best efforts to work with the City or any third-party holder of ownership interests in the Remaining Elk River Property, including commencing any litigation or other legal proceedings and diligently pursuing same and making any reasonable payment required by either the City or any such third-party (such reasonable payment, being up to the fair market value of the Remaining Elk River Property), in cooperation with Landlord, to permit Landlord to acquire fee simple title to the Remaining Elk River Property no later than the one (1) year anniversary of the Commencement Date; provided, however, that Landlord and Tenant acknowledge and agree that while Tenant may take the forgoing actions, Landlord, as the owner of the Elk River Property, will be the named litigant and the signatory on any such legal proceedings and/or documents and must reasonably cooperate with Tenant’s efforts in order for the Remaining Elk River Property to be transferred in fee to Landlord during such one (1) year period. At such time as Landlord owns fee simple title to the Remaining Elk River Property, (i) the Remaining Elk River Property shall automatically be deemed part of the Elk River Property, and upon the request of Landlord or Tenant, as the case may be, the parties shall enter into an amendment to this Lease to memorialize the same and account for any encumbrances on the same and (ii) Landlord shall be permitted to obtain a date down endorsement to the Elk River Title Policy, and Tenant shall reasonably cooperate with Landlord’s efforts to obtain same, which date down endorsement shall reflect the addition of the Remaining Elk River Property as a portion of the legal description insured by the Elk River Title Policy, such reasonable costs and expenses thereof to be paid for by Tenant.”

(f) Schedule 2 (List of Original Movable Building Equipment) attached to the Original Lease is deleted in its entirety and replaced with Schedule 2 attached hereto and made a part hereof;

(g) Schedule 7.02 (List of Required Repairs) attached to the Original Lease is deleted in its entirety and replace with Schedule 7.02 attached hereto and made a part hereof;

(h) Each of Schedule 8.03(A) List of Structural Encroachments and Schedule 8.03(B) (List of Non-Structural Encroachments, attached to the Original Lease, is deleted in its entirety and replaced with Schedule 8.02(A) and Schedule 8.02(B), respectively, attached hereto and made a part hereof, and all references in the Original Lease to “Schedule 8.03(A)” or “Schedule 8.03(B)” or “Section 8.03” are hereby amended to reference “Schedule 8.02(A)”, “Schedule 8.02(B)” and “Section 8.02”, respectively.; and

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(i) Exhibit A-1 (Location/Address of Demised Properties/Adjustment Amounts) attached to the Original Lease is deleted in its entirety and replaced with Exhibit A-1 attached hereto and made a part hereof.

4. Entire Agreement. The entire agreement of the parties with respect to the subject matter hereof is set forth in the Original Lease as amended by this Amendment.

5. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall be deemed and shall constitute a single, integrated original document.

6. Headings. The section headings of this Amendment are for convenience only and are not intended, and shall not be construed to alter, limit, or enlarge in any way the scope or meaning of the language contained in this Amendment. No inference in favor of or against any party should be drawn from the fact that such party drafted or participated in the drafting of this Amendment or that such provisions have been drafted on behalf of such party.

7. Unitary Lease. For the avoidance of doubt, Landlord and Tenant agree that: the Original Lease, as amended by this Amendment, constitutes a single and indivisible lease as to all of the Demised Properties (as modified by this Amendment) collectively, and shall not be subject to severance or division. In furtherance of the foregoing, Landlord and Tenant each (a) waives, to the fullest extent permitted by Law, any claim or defense based upon the characterization of the Lease (as amended by this Amendment), as anything other than a master lease of all the Demised Properties (as amended by this Amendment), and irrevocably waives, to the fullest extent permitted by Law, any claim or defense that asserts that the Lease (as amended by this Amendment) is anything other than a master lease, (b) covenants and agrees that it will not assert that the Lease (as amended by this Amendment) is anything but a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Demised Properties (as amended by this Amendment), (c) stipulates and agrees not to challenge the validity, enforceability or characterization of the Lease of the Demised Properties (as amended by this Amendment), as a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Demised Properties (as amended by this Amendment), and (iv) shall support the intent of the parties that the Lease (as amended by this Amendment)is a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Demised Properties (as amended by this Amendment), if, and to the extent that, any challenge occurs. To the extent that legal, tax or title insurance requirements in consummating the purchase of the Demised Properties by Landlord or leasing the Demised Properties (in each case, as amended by this Amendment), to Tenant, may require, or may have required, individual purchase price allocations (including allocations of values for individual state transfer tax purposes and title insurance coverage amounts) or individual rent allocations (including allocations of rents in certain states for tax purposes), Landlord and Tenant agree that such individual allocations are solely to comply with legal, tax or title insurance requirements, and shall not be used or construed, directly or indirectly, to vary the intent of Landlord and Tenant that the Lease (as amended by this Amendment) constitutes a single and indivisible lease of all the Demised Properties (as amended by this Amendment) collectively and is not an aggregation of separate leases. The foregoing agreements and waivers by Tenant in this Paragraph 7 are made as a material inducement to Landlord to enter into the transaction contemplated by the Lease as modified by this Amendment and that, but for the foregoing agreements and waivers by Tenant, Landlord would not consummate the Original Lease or this Amendment.

8. Lease in Full Force and Effect. Except as expressly set forth in this Amendment, , all of the terms and provisions of the Original Lease are hereby ratified and confirmed, and the Original

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Lease (as amended hereby) remains in full force and effect. All references in the Original Lease to “this Lease” (or similar phrase) shall be deemed to refer to the Original Lease as modified by this Amendment, and all references in the Original Lease to “Demised Properties” shall be deemed to refer to the Demised Properties as such term is defined in this Amendment.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, this Amendment is executed by the parties as of the day and year first set forth above.

LANDLORD:

PIPE PORTFOLIO OWNER EXCHANGE (MULTI) LP,
a Delaware limited partnership

By:	PIPE PORTFOLIO EXCHANGE GP LLC,
a Delaware limited liability company, its general partner

	By:	WPC HOLDCO LLC,
a Maryland limited liability company, its sole member

		By:	W. P. CAREY INC.,
a Maryland corporation, its sole member

		By:	/s/ Gino M. Sabatini
		Name:	Gino M. Sabatini
		Title:	Managing Director

STATE OF New York	)
	)	ss.
COUNTY OF New York	)

On the 13th day of April in the year 2016 before me, the undersigned, a Notary Public in and for said state, personally appeared Gino M. Sabatini, proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Robert K Pollak
Signature of Notary Public
(Seal)	Commission expires: 08/05/17
Commission no. 01PO6287036

WITNESS SIGNATURES:

By:	/s/ Leah Speckland	ROBERT K POLLAK Notary Public, State of new York No. 01PO6287036 Qualified in New York Country Certificate filed in New York Country Commission Expires August 05, 2017
Name:	Leah Speckland
By:	/s/ Abigail Lamb
Name:	Abigail Lamb

Signature Page	First Amendment to Master Lease (US)

TENANT:

FORTERRA PIPE & PRECAST, LLC,
a Delaware limited liability company

By:	/s/ Lori M. Browne
Name:	Lori M. Browne
Its:	Vice President

WITNESS SIGNATURES:

By:	/s/ Jennifer Lefler
Name:	Jennifer Lefler

By:	/s/ Kelly S. Simpson
Name:	Kelly S. Simpson

STATE OF TEXAS	)
	)	ss.
COUNTY OF DALLAS	)

On the 14th day of April in the year 2016 before me, the undersigned, a Notary Public in and for said state, personally appeared Lori M. Browne, proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

(Seal)	/s/ Margaret Hobbs Signature of Notary Public Commission expires: 05-22-2019 Commission no. 222638-0

[SIGNATURES CONTINUE ON NEXT PAGE]

Signature Page	First Amendment to Master Lease (US)

FORTERRA PRESSURE PIPE, INC.,
an Ohio corporation

By:	/s/ Lori M. Browne
Name:	Lori M. Browne
Its:	Vice President

WITNESS SIGNATURES:

By:	/s/ Jennifer Lefler
Name:	Jennifer Lefler

By:	/s/ Kelly S. Simpson
Name:	Kelly S. Simpson

STATE OF TEXAS	)
	)	ss.
COUNTY OF DALLAS	)

On the 14th day of April in the year 2016 before me, the undersigned, a Notary Public in and for said state, personally appeared Lori M. Browne, proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

(Seal)	/s/ Margaret Hobbs Signature of Notary Public Commission expires: 05-22-2019 Commission no. 222638-0

[SIGNATURES CONTINUE ON NEXT PAGE]

Signature Page	First Amendment to Master Lease (US)

FORTERRA CONCRETE PRODUCTS, INC.
an Iowa corporation

By:	/s/ Lori M. Browne
Name:	Lori M. Browne
Its:	Vice President

WITNESS SIGNATURES:

By:	/s/ Jennifer Lefler
Name:	Jennifer Lefler

By:	/s/ Kelly S. Simpson
Name:	Kelly S. Simpson

STATE OF TEXAS	)
	)	ss.
COUNTY OF DALLAS	)

On the 14th day of April in the year 2016 before me, the undersigned, a Notary Public in and for said state, personally appeared Lori M. Browne, proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

(Seal)	/s/ Margaret Hobbs Signature of Notary Public Commission expires: 05-22-2019 Commission no. 222638-0

[SIGNATURES CONTINUE ON NEXT PAGE]

Signature Page	First Amendment to Master Lease (US)

FORTERRA CONCRETE INDUSTRIES, INC.,
a Tennessee corporation

By:	/s/ Lori M. Browne
Name:	Lori M. Browne
Its:	Vice President

WITNESS SIGNATURES:

By:	/s/ Jennifer Lefler
Name:	Jennifer Lefler

By:	/s/ Kelly S. Simpson
Name:	Kelly S. Simpson

STATE OF TEXAS	)
	)	ss.
COUNTY OF DALLAS	)

On the 14th day of April in the year 2016 before me, the undersigned, a Notary Public in and for said state, personally appeared Lori M. Browne, proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

(Seal)	/s/ Margaret Hobbs Signature of Notary Public Commission expires: 05-22-2019 Commission no. 222638-0

Signature Page	First Amendment to Master Lease (US)

CONSENT AND RATIFICATION OF GUARANTOR

The undersigned, as Guarantor under that certain Guaranty of Master Land and Building Lease, dated as of April 5, 2016 (the “Guaranty”), hereby unconditionally and irrevocably: (a) consents to the execution and delivery of, and performance under, the First Amendment to Master Land and Building Lease to which this Consent and Ratification is attached (the “Amendment”); (b) ratifies and confirms the terms and provisions of the Guaranty with respect to the Original Lease as amended by this Amendment and the obligations thereunder, and confirms that the Guaranty continues to constitute a valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms; and (c) agrees that the execution and delivery of the Amendment shall not operate to release, discharge, serve as a defense to, or in any way alter or amend the obligations of the undersigned under the Guaranty.

Executed as of April 14, 2016

GUARANTOR

LSF9 CONCRETE HOLDINGS LTD,
a company incorporated under the laws of the Bailiwick of Jersey

By:	/s/ Jonathan Rosen
Name:	Jonathan Rosen
Title:	Director

[Guarantor Ratification - First Amendment to Master Lease (US)]

SCHEDULE 2

LIST OF ORIGINAL MOVABLE BUILDING EQUIPMENT

[See Attached]

Schedule 2

Forterra Sale Leaseback

Site Detailed Data

($ in 000’s)						Percentage complete		100%
		Location (Address)
	Name of Plant	Street	City	State	Post Code	Country	Segment	Overhead cranes	Crane Capacities
1	Billings, MT	1521 South 32nd Street West	Billings	MT	59102	USA	Cretex Concrete Products, Inc.	1	10T

2	Bonner Spring, KS	23600 West 40th Street	Bonner Spring	KS	66226	USA	Cretex Concrete Products, Inc.	2	30T; 10T

3	Elk River, MN	1340 6th Steet	Elk River	MN	55330	USA	Cretex Concrete Products, Inc.	3	2-20R 1-7.5t

4	Hawley, MN	401 Michael Street S and 1025 Cretex Street	Hawley	MN	56549	USA	Cretex Concrete Products, Inc.	1	1-20T

5	Iowa Falls, IA	540 Country Club Road	Iowa Falls	IA	50126	USA	Cretex Concrete Products, Inc.	5	1 (50 T), 2 (40 T), 2 (30 T)

6	Marshalltown, IA	2002 East Olive Street	Marshalltown	IA	50158	USA	Cretex Concrete Products, Inc.	4	(1) 10T; (1) 20T; (2) 30T

7	Menoken, ND	1101 158 Street Northeast	Menoken	ND	58558	USA	Cretex Concrete Products, Inc.	2	4T; 20T

8	Rapid City, SD	1601 Culvert Street	Rapid City	SD	57701	USA	Cretex Concrete Products, Inc.	3	35T; 5T, 1T

9	Austin Gravity Plant	801 Airport Blvd.	Austin	TX	78702	USA	Gravity Pipe & Precast	1	40t

11	Cedar Hill Pipe Plant	2138 Highway 67 South	Cedar Hill	TX	75104	USA	Gravity Pipe & Precast	3	50T; 35T; 5T

12	Columbus Gravity Pipe Plant	1500 Haul Rd.	Columbus	OH	43207	USA	Gravity Pipe & Precast	7	(2) 5T; (2) 20T; (2) 25T; 35T

13	Deland Precast Plant	480 West Ave	Deland	FL	32720	USA	Gravity Pipe & Precast	10	5T; (6) 10T; 20T; (2) 35T

14	EI Mirage	12600 W. Northern Ave	El Mirage	AZ	85335	USA	Gravity Pipe & Precast	5	(2) 10T; (2) 20T; 40T

15	Florin Road	7020 Tokay Avenue	Sacramento	CA	95828	USA	Gravity Pipe & Precast	6	(2) 10T; 15T; (2) 20T; 40T

16	Grand Prairie Gravity Plant	1000 N. MacArhur Blvd.	Grand Prairie	TX	75050	USA	Gravity Pipe & Precast	1	70T

17	Grand Prairie Precast Plant	1000 N. MacArhur Blvd.	Grand Prairie	TX	75050	USA	Gravity Pipe & Precast	8	(6) 10T; 25T; 35T

31	Grand Prairie	1000 N. MacArhur Blvd.	Grand Prairie	TX	75050	USA	Pressure Pipe	125	Separate tab

67	Form Equipment Support	1000 N. MacArhur Blvd.	Grand Prairie	TX	75050	USA	Gravity Pipe & Precast	4	(4) 10T

	Grand Prairie Total							138

18	Houston Box Plant	11201 FM 529	Houston	TX	77240	USA	Gravity Pipe & Precast	1	60T

19	Houston Jersey Village Gravity Pipe Plant	11201 FM 529	Houston	TX	77240	USA	Gravity Pipe & Precast	5	5T; (2) 10T; 20T; 60T

20	Houston Precast Plant	11201 FM 529	Houston	TX	77240	USA	Gravity Pipe & Precast	7	(4) 10T; 15T; 20T 35T

	Houston Total							13

21	Jackson Pipe Plant	2840 West Northside Drive	Jackson	MI	39213	USA	Gravity Pipe & Precast	2	10T; 15T

22	Macedonia Plant	7925 Empire Parkway	Macedonia	OH	44056	USA	Gravity Pipe & Precast	1	25T

23	Oklahoma City Pipe Plant	6504 S. Interpace	Oklahoma City	OK	73135	USA	Gravity Pipe & Precast	1	30T

27	Shafter	30781 San Diego St	Shafter	CA	93263	USA	Gravity Pipe & Precast	3	10T; 20T; 50T

28	Waco Precast Plant	11710 Chapel Road	Hewitt	TX	76643	USA	Gravity Pipe & Precast	10	(3) 5T; (2) 7.5T; (2) 10T; 15T; 20T; 30T

29	Winter Haven Pipe Plant	1285 Luceme Loop Road	Winter Haven	FL	33881	USA	Gravity Pipe & Precast	4	(3) 20T; 30T

30	Bakewell	550 Industrial Blvd	Sale Creek	TN	373273	USA	Pressure Pipe	6	3T; 5T; (3) 10T; 20T

32	South Beloit	4416 Prairie Hill Road	South Beloit	IL	61080	USA	Pressure Pipe	23	(5) 2T; (5) 3T; (3) 4T; (6) 10T; (4) 15T

35	Bar Nunn, WY	2175 Westwinds Road	Bar Nunn	WY	82601	USA	Cretex Concrete Products, Inc.	0

36	Cedar Rapids, IA	3921 J Street Southwest	Cedar Rapids	IA	52404	USA	Cretex Concrete Products, Inc.	1	2T

37	Franklin	313 Downs Boulevard	Franklin	TN	37064	USA	Sherman - Dixie	4	(2) 3T; 50T; 15T

38	Lexington	759 Phillips Lane and 760 Philllips Lane	Lexington	KY	40504	USA	Sherman - Dixie	1	7.5T

39	Oskaloosa, KS	5150 US Highway 59	Lawrence	KS	66066	USA	Cretex Concrete Products, Inc.	3	(2) 10T; 30T

40	Shakopee, MN	7070 Cretex Avenue	Shakopee	MN	55379	USA	Cretex Concrete Products, Inc.	3	(1) 15T; (2) 5T

41	Dayton Precast Plant	1504 N. Gettysburg Ave.	Dayton	OH	45417	USA	Gravity Pipe & Precast	2	5T; 15T

42	Gretna Pipe Plant	55 Dritches Hayes N/ Aclary Ave	Gretna	FL	32332	USA	Gravity Pipe & Precast	0

45	Marianna Precast Plant	4043 Family Dollar Parkway	Marianna	FL	32448	USA	Gravity Pipe & Precast	3	5T; 15T; 30T

46	Robstown Gravity Pipe Plant	1610 Hwy, 77 South	Robstown	TX	78380	USA	Gravity Pipe & Precast	1	35T

48	Athens Precast Plant	625 B Hancock Industrial Way	Athens	GA	30605	USA	Gravity Pipe & Precast	6	(2) 5T; (2) 10T; 20T; 25T

50	Little Rock Pipe Plant	1300 Bond Street	Little Rock	AR	72202	USA	Gravity Pipe & Precast	2	5T; 15T

51	Montgomery Gravity Pipe Plant	1616 Parallel Street	Montgomery	AL	36104	USA	Gravity Pipe & Precast	2	(2) 5T

52	New Orleans Gravity Pipe Plant	13201 Old Gentilly Road	New Orleans	LA	70150	USA	Gravity Pipe & Precast	3	7.5T; (2) 35T

56	Rome Pipe Plant	223 John Davenport Drive	Rome	GA	30165	USA	Gravity Pipe & Precast	1	10T

57	St. Martinville Pipe Plant	520 W. Port Street	St. Martinwille	LA	70582	USA	Gravity Pipe & Precast	1	15T

58	West Memphis Pipe Plant	501 East Jefferson	West Memphis	AR	72301	USA	Gravity Pipe & Precast	5	(2) 5T; 10T; 15T; 35T

59	Plattsmouth, NE	369 Wiles Road	Plattsmouth	NE	68048	USA	Cretex Concrete Products, Inc.	1

65	Lubbock	1624 Marshall St	Lubbock	TX	79415	USA	Pressure Pipe	4	(4) 5T

GRAND PRAIRIE PRESSURE PIPE TAB

Crane Capacity	Pressure Pipe	Steel Pipe	Total
1/4 ton	1		1
1/2 ton	12	5	17
1 ton	46	7	53
2 ton	13	3	16
3 ton	6		6
5 ton	11		11
6 ton	2		2
7 ton	1		1
7.5 ton	3		3
10 ton	3		3
15 ton	2		2
20 ton	4		4
26 ton	1		1
30 ton	1		1
35 ton		3	3
40 ton		1	1

Totals	106	19	125

SCHEDULE 7.02

LIST OF REQUIRED REPAIRS

[See Attached]

Schedule 7.02

PCA Summary of Immediate and Short-term Recommendations

Partner Site #	Forterra Site #	Street Address	City	State	Post Code	Country	Immediate & Short-term Repairs Total Cost	Immediate & Short-term Recommendations (For additional information, refer to the PCA Section noted below)
1	11	1616 Parallel Street	Montgomery	AL	36104	USA	$2,500	Immediate Repair - Section 4.2: Repair damaged concrete masonry unit wall section along the south face of the west process building. This appears to have occurred through vehicle or equipment impact.

5	8	1300 Bond Street	Little Rock	AR	72202	USA	$7,500	Short-term Repair - Section 4.3.1: Repair damaged metal siding at the Production Plant and Office Buildings.

6	9	501 East Jefferson	West Memphis	AR	72301	USA	$41,600

Immediate Repair - Section 3.3.1: Install storm water drain to control ponding near fuel ASTs.

Short-term Repair - Section 4.3.1: Repair damaged metal siding.

Immediate Repair - Section 4.4.1: Replace built-up roofing.

7	25	12600 W. Northern Ave	El Mirage	AZ	85335	USA	$56,450

Immediate Repair - Section 3.3.1: Soil erosion evaluation by civil engineer.

Immediate Repair - Section 3.3.1: Earth Fissure trenching study by geotechnical engineer.

Immediate Repair - Section 3.3.2: Pavement thickness design study by geotechnical engineer.

Short-term Repair - Section 3.3.2: Asphalt seal coat & parking stall striping.

Short-term Repair - Section 4.3.1: Exterior cleaning, sealing, painting (office).

Short-term Repair - Section 4.4.1: Roof replacement, spray foam.

Immediate Repair - Section 7.1: Add two ADA accessible parking spaces, one of which must be a van-accessible parking space.

8	28	7020 Tokay Avenue	Sacramento	CA	95828	USA	$27,450

Short-term Repair - Section 3.3.2: Pavement appears to be in fair structural condition. Extensive “map” or “alligator” cracking were not at the drive aisle on the northern side of Building 2. Repair of the drive aisle is recommended.

Short-term Repair - Section 3.3.9: The ancillary structures to be in fair overall condition. Damaged roofing was noted at the storage structure. Repair of the roofing is recommended.

9	26	30781 San Diego St	Shafter	CA	93263	USA	$7,250

Immediate Repair - Section 2.3.1: Replace, recertify and update tags on fire extinguishers per Kern County Fire Dept.

Short-term Repair - Section 4.3.1: Commission structural engineer or third party steel cladding manufacture of metal building siding-cladding to replace and repair missing exterior wall, canopy and shed sidings for future potential structure and building anticipated uses.

Immediate Repair - Section 4.3.2: Analyze what damaged windows that may be useful and intended for use in future building functions.

Immediate Repair - Section 4.4.2: Repair leak i roof of Building 1.

Immediate Repair - Section 7.1: Add accessible ADA compliant path of travel routes from the ADA designated parking stalls to the accessible ramps to buildings 5 and 6.

10	6	840 West Ave	Deland	FL	32720	USA	$54,000

Immediate Repair - Section 3.3.1: Areas of soil erosion due to rain washout were observed adjacent to the concrete stairway to the east of Plant Building-2 and along the main drive aisle located at the north side of the property. Partner recommends the backfill and repair of the eroded areas.

Immediate Repair - Section 3.3.2: Extensive linear cracking, “map” or “alligator” cracking, and pothole formation were noted at the drive aisles within the fenced in working areas along the main drive aisle located at the north side of the subject property due to soil erosion. Repair of the noted area is recommended.

Immediate Repair - Section 4.3.1: Metal panel exterior walls of the Storage building and the Wood Shop building were observed to have damaged exterior metal panels. Partner recommends the dented and damaged metal panels.

Immediate Repair - Section 4.4.1: Metal roofing of the Storage building and Wood Shop buildings appear to have several areas of roof leaks leading to interior insulation deterioration and failure. Partner recommends roof and insulation replacement for the Storage and Wood Shop building roofs.

11	4	55 Ditches Hayes N/ Aclary Ave	Gretna	FL	32332	USA	$0	NA

12	5	4043 Family Dollar Parkway	Marianna	FL	32448	USA	$30,500	Immediate Repair - Section 3.3.2: Asphalt pavement reconstruction. Immediate Repair - Section 3.3.8: Repair exterior lighting. Immediate Repair - Section 3.3.2: Asphalt pavement seal coat.

13	7	1285 Luceme Loop Road	Winter Haven	FL	33881	USA	$0	NA

14	3	625 B Hancock Industrial Way	Athens	GA	30605	USA	$0	NA

15	2	223 John Davenport Drive	Rome	GA	30165	USA	$2,700

Immediate Repair - Section 3.3.1: Partner recommends property management engage the services of a local contractor to inspect the storm water drainage areas of the subject property and recommend corrective action for the storm water drainage issues in the southeast section of the property grounds.

Immediate Repair - Section 3.3.2: Pavement markings and striping are recommended to be installed at the office building concrete parking area.

16	20	3921 J Street Southwest	Cedar Rapids	IA	52404	USA	$0	NA

18	17	540 Country Club Road	Iowa Falls	IA	50126	USA	$2,500	Immediate Repair - Section 4.3.2: Replace rotted window trim at office. Short-term Repair - Section 4.3.3: Replace rusted door frames at office.

19	18	2002 East Olive Street	Marshalltown	IA	50158	USA	$0	NA

20	2	4416 Prairie Hill Road	South Beloit	IL	61080	USA	$30,000

Short-term Repair - Section 3.3.2: Grading and bedding sand replacement.

Short-term Repair - Section 4.3.1: Metal panel repair and replacement.

Short-term Repair - Section 4.3.3: Replace three loading doors.

Short-term Repair - Section 4.3.1: Repair and seal step cracks in concrete masonry unit facades.

21	4	23600 West 40th Street	Bonner Spring	KS	66226	USA	$0	NA

22	3	5150 US Highway 59	Lawrence	KS	66066	USA	$0	NA

23	6	13201 Old Gentilly Road	New Orleans	LA	70150	USA	$29,850

Immediate Repair - Section 3.3.1: Allowance to assess, and, if necessary, repair stormwater management to prevent ponding observed at two locations: south of the Box Culvert Production building and north of the Pipe Production building.

Immediate Repair - Section 4.4.1: Concrete pavement repair.

Repair three roof leaks at pipe production building; mitigate associated discoloration and suspect mold on concrete columns at roof leak locations.

Immediate Repair - Section 4.4.1: Mold remediation in the Pipe Production building.

Immediate Repair - Section 5.3: Infrared testing.

Immediate Repair - Section 7.1: Convert standard ADA parking space to a van-accessible parking space.

Immediate Repair - Section 7.1: Allowance to provide an accessible path to the Office building.

1

PCA Summary of Immediate and Short-term Recommendations

Partner Site #	Forterra Site #	Street Address	City	State	Post Code	Country	Immediate & Short-term Repairs Total Cost	Immediate & Short-term Recommendations (For additional information, refer to the PCA Section noted below)
24	7	520 W. Port Street	St. Martinwille	LA	70582	USA	$11,850	Immediate Repair - Section 3.3.6: Replace property signage. Immediate Repair - Section 3.3.2: Concrete pavement repair. Immediate Repair - Section 7.1: Add a van-accessible parking space.

27	12	2840 West Northside Drive	Jackson	MS	39213	USA	$13,000	Immediate Repair - Section 3.3.2: Overlay asphalt parking lot. Short-term Repair - Section 4.4.1: Allowance for metal roof fastener replacement.

28	21	1340 6th Street	Elk River	MN	55330	USA	$10,000	Immediate Repair - Section 4.3.1: Areas of metal panel siding above the dock doors of the concrete manufacturing “box building” are damaged. Repair of these areas are recommended.

29	23	401 Michael Street S; and 1025 Cretex Street	Hawley	MN	56549	USA	$0	NA

30	22	7070 Cretex Avenue	Shakopee	MN	55379	USA	$0	NA

31	1	1521 South 32nd Street West	Billings	MT	59102	USA	$25,700

Short-term Repair - Section 3.3.2: Asphalt pavement is raveling and striping is faded. An overlay is recommended at the office parking lot and access driveway.

Immediate Repair - Section 3.3.6: The site precast sign at the main entrance is damaged and missing a portion, which shows exposed reinforcement. Replacement should be conducted.

Immediate Repair - Section 4.2: Two roll-up door opening were damaged due to a forklift or oversized vehicle or finishes product passage. The damage was observed on the southwest door opening at the top and also at the top of the east door opening. Determine if door replacement is necessary.

Immediate Repair - Section 4.3.4: Overlap seams in the perimeter wall cap flashing do not have sealant applied to prevent water infiltration. Stained ceiling tiles were observed in the office restroom along the inside of the exterior wall on the south side. Sealant should be applied which should address the problem.

Short-term Repair - Section 4.2: Damaged insulation was observed at some areas inside the manufacturing building. Replacement or repairs are needed.

Short-term Repair - Section 4.3.1: Some dents in the manufacturing building were observed, and damaged panels should be replaced. The roofing is the same material as the walls and a significant amount of concrete build-up on the northeast corner of the roof and gutter should be removed.

Short-term Repair - Section 4.4.2: Gutter replacement allowance. Gutters on manufacturing building are clogged with concrete and downspouts also need partial replacement.

32	26	1101 158 Street Northeast	Menoken	ND	58558	USA	$0	NA

33	5	369 Wiles Road	Plattsmouth	NE	68048	USA	$500	Immediate Repair - Section 7.1: Provide an ADA van-accessible parking space.

34	15	1500 Haul Rd.	Columbus	OH	43207	USA	$500	Immediate Repair - Sections 3.3.2/7.1: Provide an ADA van-accessible parking space.

35	36	1504 N. Gettysburg Ave.	Dayton	OH	45417	USA	$2,750	Short-term Repair - Sectional 4.3.1: Minor replacements metal panels. Immediate Repair - Sectional 7.1: ADA entrance hardware.

36	16	7925 Empire Parkway	Macedonia	OH	44056	USA	$23,500

Immediate Repair - Section 3.3.1: Repair storm drains inside plant bldg.

Immediate Repair - Section 3.3.2:Repair, reseal, restripe asphalt.

Immediate Repair - Section 3.3.3: Repair cracked and damaged concrete noted at walk adjacent to the Plant building offices.

Immediate Repair - Section 3.3.3: Partner observed areas of wall damage to the metal siding along the north and south plant elevations. In addition, a puncture was noted at the Plant building. Repair of the hole and damaged walls is recommended.

Immediate Repair - Section 4.3.1: Replace inoperable overhead door and service door.

Immediate Repair - Section 4.3.3: Replace/repair insulation/vinyl/concrete floors at plant bldg.

Immediate Repair - Section 7.1: Relocate two existing spaces at the office building, and convert one to van-accessible.

37	10	6504 S. Interpace	Oklahoma City	OK	73135	USA	$8,000	Immediate Repair - Section 4.4: Repair active roof leaks. Immediate Repair - Sectional 4.3: Repair windows.

39	25	1601 Culvert Street	Rapid City	SD	57701	USA	$12,000	Short-term Repair - Section 4.4.1: Install membrane roofing at boiler bldg.

40	29	550 Industrial Blvd	Sale Creek	TN	373273	USA	$45,000

Immediate Repair - Section 4.1: Pit sealant.

Immediate Repair - Section 4.2: CMU block joint repair.

Immediate Repair - Section 4.4.1: Roof leak repair.

Immediate Repair - Section 7.1: Construct ADA accessible entrance path of travel to the building entrance.

Immediate Repair - Section 7.1: Install one standard and one van-accessible parking space.

41	22	801 Airport Blvd.	Austin	TX	78702	USA	$0	NA

42	14	2138 Highway 67 South	Cedar Hill	TX	75104	USA	$7,500	Immediate Repair - Section 4.3.1: Replace damaged/deteriorated metal panels at the Concrete Batch Plant building.

43	11, 12 & 13	1000 N. MacArhur Blvd.	Grand Prairie	TX	75050	USA	$0	NA

46	15	11710 Chapel Road	Hewitt	TX	76643	USA	$35,100

Immediate Repair - Section 3.3.2: Portions of the asphalt pavement at the Building 1 office parking areas are deteriorated and require replacement. Partner recommends that an overlay be performed.

Immediate Repair - Section 4.3.1: Partner noted that the northeast and southeast walls of the Management Office building are damaged and in need of repair. Some sections of the wall have separated for the substrate structure and various areas of damaged exterior insulation finishing system (EIFS) were noted, especially adjacent to grade. Repairs are recommended. Additionally, vine growth was noted at the cladding and should be removed.

Immediate Repair - Section 4.4.1: According to management, the Management Office and Sales Office sections of Building 1 roofs have active roof leaks. Although repairs have been attempted in the past, the roofs continue to leak into the office and support areas. Partner recommends retaining a licensed roofing company to assess and repair the roofs.

47	16, 17 & 18	11201 FM 529	Houston	TX	77240	USA	$0	NA

50	23	1624 Marshall St	Lubbock	TX	79415	USA	$11,000

Short-term Repair - Section 3.3.2: Pavement appears to be in poor structural condition. Extensive linear cracking and pothole formations were noted throughout the subject property. Repair of the noted area is recommended.

Short-term Repair - Section 3.3.2: Partner recommends grading and replenishing gravel at the property.

51	21	1610 Hwy, 77 South	Robstown	TX	78380	USA	$5,000	Short-term Repair - Section 4.3.1: Partner observed cracks, corrosion and minor impact damage at various exterior cladding locations. Partner recommends that repairs be performed and that the concrete be repainted.

2

PCA Summary of Immediate and Short-term Recommendations

Partner Site #	Forterra Site #	Street Address	City	State	Post Code	Country	Immediate & Short-term Repairs Total Cost	Immediate & Short-term Recommendations (For additional information, refer to the PCA Section noted below)
56	24	2175 Westwinds Road	Bar Nunn	WY	82601	USA	$0	NA

63	NP	759 Phillips Lane	Lexington	KY	40504	USA	$0	NA

64	NP	313 Downs Boulevard	Franklin	TN	37064	USA	$4,200	Short-term Repair - Section 4.3.2: Repair of damaged office windows. Short-term Repair - Section 4.2.1: Repair step-cracks at CMU walls.

		Total:					$507,900

3

SCHEDULE 8.02(A)

LIST OF STRUCTURAL ENCROACHMENTS

SITE	ENCROACHMENT
SACRAMENTO CA	SMALL 20 X 25 1 STY FRAME BLDG 3.2’ AND 0.9’ OVER PROPERTY LINE;

IOWA FALLS IA	BUILDINGS 4 & 5 ENCROACH 100’ WIDE ELECTRIC TRANSMISSION LINE EASEMENT UP TO 68 X 90’

ELK RIVER MN	BUILDING 9 (SHED) EXTENDS 10’ INTO ROAD WAY (TO BE VACATED) 12.8’ x 8.2’ SHED EXTENDS 1 FOOT OVER PROPERTY LINE

COLUMBUS OH	SHED OVER PROPERTY LINE 10.6’

HOUSTON TX	BUILDINGS 3, 3A, 3B & 4 ENCROACH OVER SANITARY CONTROL EASEMENT AND BUILDINGS 3B & 5 ENCROACH OVER ELECTRIC EASEMENT

Schedule 8.02

SCHEDULE 8.02(B)

LIST OF NON-STRUCTURAL ENCROACHMENTS

SITE	ENCROACHMENT
MONTGOMERY AL	FENCE

CEDAR RAPIDS IA	GRAVEL DRIVEWAY OVER PROPERTY LINE

OSKALOOSA KS	BOULDERS ENCROACH INTO ROW 19’

ELK RIVER MN	FENCE AND GRAVEL LOT ENCROACH INTO MEADOWVALE ROAD RIGHT OF WAY (TO BE VACATED) FENCES OVER PROPERTY LINES FROM 0.7’ TO 4.2’ FENCE AND GRAVEL LOT ENCROACHES ONTO ROAD WAY (TO BE VACATED)

MACEDONIA OH	CONCRETE AND GRAVEL ENCROACH ONTO ADJOINER PROPERTY

AUSTIN TX	WOOD FENCE AND CHAIN LINK FENCES ENCROACH OVER PROPERTY LINES FROM 1.5’ TO 5.1’

GRAND PRAIRIE TX	FENCE/STRIPED PARKING CROSS PROPERTY LINE UP TO 50.27’

LUBBOCK TX	ASPHALT PARKING OVER PROPERTY LINE 13.6’

Schedule 8.02

EXHIBIT A

LIST OF ADDITIONAL DEMISED PROPERTIES

	Name of Plant	Street	City	State	Post Code	Country
3	Elk River, MN	1340 6th Street	Elk River	MN	55330	USA

9	Austin Gravity Plant	801 Airport Blvd.	Austin	TX	78702	USA

Exhibit A

EXHIBIT A-1

LOCATION/ADDRESS OF DEMISED PROPERTIES/ADJUSTMENT AMOUNTS

ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY	ADJUSTMENT AMOUNTS
1616 Parallel Street	Montgomery	AL	36104	USA	1.10%
1300 Bond Street	Little Rock	AR	72202	USA	1.21%
501 E. Jefferson South	West Memphis	AR	72301	USA	2.04%
12600 W. Northern Avenue	El Mirage	AZ	85335	USA	3.53%
7020 Tokay Avenue	Sacramento	CA	95828	USA	4.49%
30781 San Diego Street	Shafter	CA	93263	USA	0.61%
840 West Avenue	Deland	FL	32720	USA	3.41%
55 Dritches Hayes Clary Ave	Gretna	FL	32332	USA	0.87%
4043 Family Dollar Parkway	Mariana	FL	32448	USA	1.62%
1285 Lucerne Loop Road	Winter Haven	FL	33881	USA	4.77%
625 Hancock Industrial Way	Athens	GA	30605	USA	1.11%
223 John Davenport Drive	Rome	GA	30165	USA	0.91%
3921 J Street Southwest	Cedar Rapids	IA	52404	USA	0.42%
540 Country Club Road	Iowa Falls	IA	50126	USA	1.63%
2002 East Olive Street	Marshalltown	IA	50158	USA	0.96%
4416 Prairie Hill Road	South Beloit	IL	61080	USA	5.23%
23600 West 40th Street	Bonner Springs	KS	66226	USA	1.52%
5150 US Highway 59	Oskaloosa (Lawrence)	KS	66066	USA	1.00%
759 Phillips Lane and 760 Phillips Lane	Lexington	KY	40504	USA	1.09%
13201 Old Gentilly Road	New Orleans	LA	70150	USA	2.03%
520 W. Port Street	St. Martinville	LA	70582	USA	1.39%
1340 6th Street	Elk River	MN	55330	USA	2.18%
401 Michael Street S; and 1025 Cretex Street	Hawley	MN	56549	USA	0.90%
7070 Cretex Avenue	Shakopee	MN	55379	USA	1.24%
2840 W. Northside Drive	Jackson	MS	39213	USA	1.46%
1521 South 32nd Street West	Billings	MT	59102	USA	0.58%
1101 158 Street Northeast	Menoken	ND	58558	USA	0.62%
369 Wiles Road	Plattsmouth	NE	68048	USA	0.53%
1500 Haul Road	Columbus	OH	43207	USA	3.60%
1504 N. Gettysburg Avenue	Dayton	OH	45417	USA	2.16%
7925 Empire Parkway	Macedonia	OH	44056	USA	1.76%
6504 South Interpace	Oklahoma City	OK	73135	USA	1.35%
1601 Culvert St	Rapid City	SD	57701	USA	2.38%
550 Industrial Boulevard	Sale Creek	TN	37304	USA	2.06%
313 Downs Boulevard	Franklin	TN	37064	USA	1.34%
801 Airport Blvd	Austin	TX	78702	USA	1.72%
2138 Highway 67 South	Cedar Hill	TX	75104	USA	1.83%
1000 N. MacArthur Blvd	Grand Prairie	TX	75050	USA	19.06%
11710 Chapel Road	Hewitt	TX	76643	USA	2.71%
11201 FM 529	Houston	TX	77240	USA	7.84%
1624 Marshall Street	Lubbock	TX	79415	USA	2.56%
1610 Highway 77 South	Robstown	TX	78380	USA	1.03%
2175 Westwinds Road	Bar Nunn	WY	82601	USA	0.15%

					100.00%

Exhibit A-1

EXHIBIT I

LEGAL DESCRIPTION OF REMAINING ELK RIVER PROPERTY

Parcel 1: That part of Meadowvale Road, also known as Military Road, as shown on the plat of AUDITOR’S SUBDIVISION NO. 3, which adjoins Lots 11, 12, 13, 14, and 15 of said AUDITOR’S SUBDIVISION NO. 3 and which lies East of the extension North of the East line of Upland Ave. NW, also known as County Highway No. 44, and identified as an “Exception” area on the Survey by Ultieg Engineers Inc. dated 4-12-2016 as Project No. 15-12-008:008.

Parcel 2: That part of Industrial Road which lies West of the extension North of the West line of Quinn Avenue, located over, under and across part of Lot 8, AUDITORS SUBDIVISION NO. 3, and identified as an “Exception” area on the Survey by Ultieg Engineers Inc. dated 4-12-2016 as Project No. 15-12-008:008.

Parcel 3: The easement for street and roadway purposes within Lot 8, AUDITORS SUBDIVISION NO. 3 described in Document No. 98442 on file in the office of the County Recorder in said Sherburne County, and identified as an “Exception” area on the Survey by Ultieg Engineers Inc. dated 4-12-2016 as Project No. 15-12-008:008.

Exhibit I